UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2015

MAD CATZ INTERACTIVE, INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-14944	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10680 Treena Street, Suite 500

San Diego, California 92131

(Address of Principal Executive Offices)

(858) 790-5008

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 4, 2015, Mad Catz Interactive, Inc. (the “Company”) and Harmonix Music Systems, Inc. (“Harmonix”) entered into a Binding Term Sheet for the Co-Publishing of Rock Band 4 video game (“Term Sheet”). Pursuant to the Term Sheet, Harmonix primarily will be responsible for development, marketing and music licensing of the Rock Band 4 video game; and Mad Catz primarily will be responsible for hardware development and manufacturing, physical game manufacturing, distribution, and channel marketing costs related to the Rock Band 4 video game. Mad Catz will act as publisher of record for all Rock Band 4 hardware. In addition, Mad Catz will act as publisher of record for physical copies of the Rock Band 4 game in the event Harmonix does not enter into an agreement with an alternative publisher. Harmonix will act as publisher of record for all digital copies of the Rock Band 4 game and associated downloadable content. Harmonix has the option to seek an alternative publisher for the game, and in the event Harmonix obtains substantially complete terms with an alternative publisher on or before April 15, 2015 (a “Publishing Structure Change”), the Company and Harmonix will negotiate to amend the terms of the Term Sheet (or any subsequent agreement entered into pursuant thereto) to incorporate the Publishing Structure Change. In the event there is no Publishing Structure Change, Mad Catz will be entitled to publish the Rock Band 4 hardware/game bundles, physical copies of the Rock Band 4 stand-alone game, and Rock Band 4 stand-alone hardware. Under the Term Sheet, the Company and Harmonix intend to enter into a Long Form Agreement to fully contain the applicable rights and obligations of the parties.

The description of the Term Sheet set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Term Sheet filed as Exhibit 10.1 hereto and incorporated herein by reference.

On March 5, 2015, the Company issued a press release announcing its entrance into the Term Sheet filed as Exhibit 10.1 hereto. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Binding Term Sheet for the Co-Publishing of Rock Band 4. Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

99.1	Press Release, dated March 5, 2015, issued by Mad Catz Interactive, Inc., furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2015	MAD CATZ INTERACTIVE, INC.

	By:	/s/ KAREN MCGINNIS
Name: Karen McGinnis
Its: Chief Financial Officer